Filed Pursuant to Rule 433
                                                         File No.: 333-140804-05

Copyright 2007 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

NOTICE: THE SECURITIES TO WHICH THIS INFORMATION RELATES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS. THIS OFFERING IS AVAILABLE ONLY TO INVESTORS THAT ARE EITHER (1) "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) OR (2) PERSONS THAT ARE NOT "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT) AND THAT ARE OUTSIDE THE UNITED STATES.

The information contained herein is qualified in its entirety by the information in the offering memorandum for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final offering memorandum relating to the securities. These materials are subject to change, completion or amendment from time to time. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the depositor. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS INITIAL PURCHASER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMCC 2007-CIBC20

      MULTIFAMILY AND MANUFACTURED HOUSING LOANS

      Signifies a loan with multiple properties       JPMCB     $200,953,000.00
      Signifies a crossed collateralized loan         CIBC      $190,476,372.59

                                                      Total     $391,429,372.59

Seq #   Loan #   Loan/Prop   Originator   Property Name
-----   ------   ---------   ----------   -------------------------------
         58795   Loan        JPMCB        Lakeshore Apartments
         56606   Loan        JPMCB        Meadows Crossing
         57715   Loan        JPMCB        Forest View
            10   Loan        CIBC         Autumn Creek
         59295   Loan        JPMCB        Timber Ridge Apartments
            12   Loan        CIBC         Broadstone Stonebriar
            13   Loan        CIBC         Enclave at the Foothills
            16   Loan        CIBC         Union Hills Estates
            24   Loan        CIBC         Eagles Landing Apartments
         58779   Loan        JPMCB        Wright State Student Apartments
            25   Loan        CIBC         7700 Place
            31   Loan        CIBC         University Hill Apartments
            32   Loan        CIBC         Villas At Foxbrick
            42   Loan        CIBC         Presidental Estates Apartments

         59499   Loan        JPMCB        599 Broadway
            44   Loan        CIBC         322-326 East 82nd Street
            46   Loan        CIBC         Shadow Creek Apartments
         60543   Loan        JPMCB        Deer Trace MHC
         49375   Loan        JPMCB        Century Park Apartments
            60   Loan        CIBC         Orchard Place Apartments
         49371   Loan        JPMCB        Armon Bay Apartments
         59946   Loan        JPMCB        Whispering Sands
            65   Loan        CIBC         Timberline Apartments

            72   Loan        CIBC         Campus Park Housing
         59668   Loan        JPMCB        Woodhill Apartments
            78   Loan        CIBC         Chestnut Hollow Apartments
         56969   Loan        JPMCB        Fall Lake Apartments



            82   Loan        CIBC         Courtyard Place Apartments
            86   Loan        CIBC         202 East 21st Street
         57343   Loan        JPMCB        Bordeaux Apartments
         58326   Loan        JPMCB        Roselawn
            92   Loan        CIBC         1582 York Avenue
            93   Loan        CIBC         206 East 81st Street
            94   Loan        CIBC         Highland Hills Apartments
         59948   Loan        JPMCB        Sauk Trail MHC
            96   Loan        CIBC         309 West 43rd Street

Seq #   Loan #   Address                                           City                            County
-----   ------   -----------------------------------------------   -----------------------------   --------------
         58795   8210 Lakeshore Trail East Drive                   Indianapolis                    Marion County
         56606   10745 48th Avenue                                 Allendale                       Ottawa
         57715   11707 North 2nd Street & 7927 Forest Hills Road   Machesney Park and Loves Park   Winnebago
            10   1320 North McQueen Road                           Chandler                        Maricopa
         59295   6700 Wall Street                                  Mobile                          Mobile
            12   5200 Town and Country Boulevard                   Frisco                          Denton
            13   7300 North Mona Lisa Road                         Tucson                          Pima
            16   4101 West Union Hills Drive                       Glendale                        Maricopa
            24   3980 North Major Drive                            Beaumont                        Jefferson
         58779   2030 Zink Road                                    Fairborn                        Greene
            25   7700 East Speedway Boulevard                      Tucson                          Pima
            31   4704 North University Drive                       Nacogdoches                     Nacogdoches
            32   7150, 7211 Foxbrick Lane                          Houston                         Harris
            42   1808 Century Way                                  Indianapolis                    Marion

         59499   599 Broadway                                      Paterson                        Passaic
            44   322-326 East 82nd Street                          New York                        New York
            46   2807 Daniel McCall Drive                          Lufkin                          Angelina
         60543   10514 Buck Crossing                               Walton                          Boone
         49375   20430 Imperial Valley Drive                       Houston                         Harris
            60   450 West Orchard Avenue                           Nampa                           Canyon
         49371   6925 South Padre Island Drive                     Corpus Christi                  Nueces
         59946   810 North Elmwood Park                            Valparaiso                      Porter
            65   616 Northeast 38th Street                         Kansas City                     Clay

            72   122 West Falls Avenue                             Twin Falls                      Twin Falls
         59668   7 Patterson Drive                                 Glenmont                        Albany
            78   141 Chestnut Street                               Needham                         Norfolk
         56969   1415 Greens Parkway                               Houston                         Harris



            82   425 South 25th Street                             South Bend                      St. Joseph
            86   202 East 21st Street                              New York                        New York
         57343   2901 South Brahma Boulevard                       Kingsville                      Kleberg County
         58326   3346 Roselawn Road                                San Antonio                     Bexar
            92   1582 York Avenue                                  New York                        New York
            93   206 East 81st Street                              New York                        New York
            94   1018 Sims Circle                                  Gastonia                        Gaston
         59948   21191 Torrence Avenue                             Sauk Village                    Cook
            96   309 West 43rd Street                              New York                        New York

Seq #   Loan #   State   Zipcode        No. of Props   Property Type          Property SubType       Cutoff Balance
-----   ------   -----   ------------   ------------   --------------------   --------------------   --------------
         58795   IN             46250              1   Multifamily            Garden                  52,200,000.00
         56606   MI             49401              1   Multifamily            Multifamily             31,000,000.00
         57715   IL      61111, 61115              2   Manufactured Housing   Manufactured Housing    30,874,000.00
            10   AZ             85225              1   Multifamily            Garden                  21,335,000.00
         59295   AL             36695              1   Multifamily            Multifamily             20,425,000.00
            12   TX             75034              1   Multifamily            Garden                  20,000,000.00
            13   AZ             85741              1   Multifamily            Garden                  18,650,000.00
            16   AZ             85308              1   Multifamily            Garden                  17,970,000.00
            24   TX             77713              1   Multifamily            Garden                  13,400,000.00
         58779   OH             45234              2   Multifamily            Student Housing         13,000,000.00
            25   AZ             85710              1   Multifamily            Garden                  12,795,000.00
            31   TX             75965              1   Multifamily            Garden                  10,900,000.00
            32   TX             77338              1   Multifamily            Garden                  10,780,000.00
            42   IN             46260              1   Multifamily            Garden                   9,300,000.00

         59499   NJ             07514              1   Multifamily            Mid-High Rise            9,000,000.00
            44   NY             10028              1   Multifamily            Mid/High Rise            8,720,000.00
            46   TX             75904              1   Multifamily            Garden                   8,700,000.00
         60543   KY             41094              1   Manufactured Housing   Manufactured Housing     7,900,000.00
         49375   TX             77073              1   Multifamily            Garden                   7,200,000.00
            60   ID             83651              1   Multifamily            Garden                   6,600,000.00
         49371   TX             78412              1   Multifamily            Multifamily              6,440,000.00
         59946   IN             46385              1   Manufactured Housing   Manufactured Housing     6,241,000.00
            65   MO             64116              1   Multifamily            Garden                   5,500,000.00

            72   ID             83301              1   Multifamily            Garden                   4,850,000.00
         59668   NY             12077              1   Multifamily            Multifamily              4,600,000.00
            78   MA             02492              1   Multifamily            Garden                   4,250,000.00
         56969   TX             77067              1   Multifamily            Garden                   4,200,000.00



            82   IN             46615              1   Multifamily            Garden                   4,150,000.00
            86   NY             10010              1   Multifamily            Mid/High Rise            3,345,000.00
         57343   TX             78363              1   Multifamily            Garden                   3,000,000.00
         58326   TX             78226              1   Multifamily            Garden                   2,983,000.00
            92   NY             10028              1   Multifamily            Mid/High Rise            2,625,000.00
            93   NY             10028              1   Multifamily            Mid/High Rise            2,500,000.00
            94   NC             28052              1   Multifamily            Garden                   2,496,372.59
         59948   IL             60411              1   Manufactured Housing   Manufactured Housing     1,890,000.00
            96   NY             10036              1   Multifamily            Mid/High Rise            1,610,000.00

                                                                           *Based on most recent NOI's or UW DSCR, as applicable
Seq #   Loan #   Cutoff Bal/Unit   Gross Coupon   Closing Date   UW DSCR   Current DSCR*   LTV    IO Period   Original Term
-----   ------   ---------------   ------------   ------------   -------   -------------   ----   ---------   -------------
         58795         70,540.54         5.7910   06/15/07          1.02            1.04   76.8          60             120
         56606        164,021.16         6.0700   08/15/07          1.15            1.15   79.5          36             120
         57715         33,091.10         6.5170   07/12/07          1.27            1.02   70.3          24              60
            10         59,263.89         6.5800   07/31/07          1.10            0.98   66.6          60             120
         59295         63,828.13         6.3220   08/31/07          1.15            1.05   72.2          36              60
            12         65,359.48         6.4000   08/10/07          1.25            1.10   66.6          36             120
            13         62,166.67         6.5800   07/31/07          1.10            1.04   77.2          60             120
            16         63,723.40         6.5800   07/31/07          1.10            1.06   69.4          60             120
            24         68,367.35         6.5600   08/01/07          1.15            1.13   77.2          60             120
         58779         67,357.51         6.1800   08/01/07          2.94            3.22   66.2           0             120
            25         42,508.31         6.5800   07/31/07          1.10            1.00   71.3          60             120
            31         58,602.15         6.5600   08/01/07          1.15            1.10   69.6          60             120
            32         54,170.85         5.8200   04/30/07          1.23            1.21   77.0           0             113
            42         38,114.75         5.8200   06/05/07          1.15            1.04   80.0          60             120

         59499         76,923.08         6.3045   07/26/07          1.19            1.40   68.2          36             120
            44        145,333.33         5.7500   05/10/07          1.58            0.92   68.1         120             120
            46         63,043.48         6.5600   08/01/07          1.16            1.13   76.7          60             120
         60543         24,764.89         6.3035   08/15/07          1.15            1.13   73.5          60             120
         49375         34,615.38         5.5600   06/13/07          1.21            1.33   80.0          60             120
            60         56,410.26         6.2100   05/23/07          1.15            1.00   80.0          60              60
         49371         43,513.51         5.5600   06/13/07          1.22            1.29   80.0          60             120
         59946         18,969.60         6.5170   07/12/07          1.27            1.02   70.3          60              60
            65         38,194.44         5.8200   06/05/07          1.19            1.06   79.7          60             120

            72        101,041.67         6.7300   09/01/07          1.26            1.26   74.6          12             120
         59668         76,666.67         6.4950   08/15/07          1.16            1.18   74.2          36             120
            78        151,785.71         6.4200   06/25/07          1.20            1.30   69.6          60             120
         56969         33,870.97         5.8770   05/07/07          1.43            1.94   79.7          60              60



            82         22,928.18         6.6400   08/10/07          1.20            1.55   76.7          24             120
            86        119,464.29         5.7500   05/10/07          1.21            0.95   79.6         120             120
         57343         25,000.00         6.4185   06/20/07          1.23            1.44   80.0          60             120
         58326         33,897.73         6.1255   05/30/07          1.41            1.45   80.0         120             120
            92        164,062.50         5.7500   05/10/07          1.24            1.04   77.2         120             120
            93        104,166.67         5.7500   05/10/07          1.25            1.06   75.8         120             120
            94         19,812.48         6.5000   06/11/07          1.27            1.63   75.6           0             120
         59948         20,106.38         6.5170   07/12/07          1.27            1.02   70.3          24              60
            96         80,500.00         5.7500   05/10/07          1.26            0.93   73.2         120             120

Seq #   Loan #   Remaining Term   Original Amort   Remaining Amort   Open Period   Number of Units   No. Studios
-----   ------   --------------   --------------   ---------------   -----------   ---------------   -----------
         58795              118              360               360             4               740             0
         56606              120              360               360             4               189             0
         57715               59              360               360             7               933             0
            10              119              360               360             4               360            56
         59295               60              360               360             2               320             0
            12              120              360               360             4               306             0
            13              119              360               360             4               300            36
            16              119              360               360             4               282             0
            24              119              360               360             4               196             0
         58779              119              360               359             4               193             0
            25              119              360               360             4               301             0
            31              119              360               360             4               186             0
            32              109              360               356             4               199             0
            42              118              360               360             4               244             0

         59499              119              360               359             4               117             1
            44              117                0                 0             4                60             0
            46              119              360               360             4               138             0
         60543              120              360               360             4               319             0
         49375              118              360               360             7               208             0
            60               57                0                 0             4               117             0
         49371              118              360               360             4               148             0
         59946               59                0                 0             2               329             0
            65              118              360               360             4               144             0

            72              120              360               360             4                61            61
         59668              120              360               360             4                60             0
            78              118              360               360             4                28             0
         56969               57                0                 0             2               124             0



            82              120              360               360             4               181             0
            86              117                0                 0             4                28             6
         57343              118              360               360             4               120             0
         58326              117                0                 0             4                88             0
            92              117                0                 0             4                16             8
            93              117                0                 0             4                24             2
            94              118              360               358             4               126             0
         59948               59              360               360             7                94             0
            96              117                0                 0             4                20            10

Seq #   Loan #   Avg. Studio Rent   No. 1-BR   Avg. 1-BR Rent   No. 2-BR   Avg. 2-BR Rent   No. 3-BR   Avg. 3-BR Rent   No. 4-BR
-----   ------   ----------------   --------   --------------   --------   --------------   --------   --------------   --------
         58795                  0        516              696        224              916          0                0          0
         56606                  0          0                0          4              938          0                0        185
         57715                  0          0                0          0                0          0                0          0
            10                566         96              646        208              748          0                0          0
         59295                  0         76              746        178              819         66              960          0
            12                  0        140              791        144            1,125         22            1,545          0
            13                569         48              619        184              710         32              930          0
            16                  0        104              664        178              771          0                0          0
            24                  0        132              813         40            1,025         24            1,155          0
         58779                  0          0                0          0                0          0                0        193
            25                  0        235              529         66              699          0                0          0
            31                  0        108              677         52              850         26            1,125          0
            32                  0        122              686         76              915          1            1,400          0
            42                  0         64              544        180              665          0                0          0

         59499                625         74              876         21              916         21            1,187          0
            44                  0         48            1,144         12            1,434          0                0          0
            46                  0         78              623         36              825         24              995          0
         60543                  0          0                0          0                0          0                0          0
         49375                  0        144              727         64              918          0                0          0
            60                  0         43              674         74              807          0                0          0
         49371                  0         76              563         56              668         16            1,025          0
         59946                  0          0                0          0                0          0                0          0
            65                  0         18              470         72              520         20              770         34

            72              1,045          0                0          0                0          0                0          0
         59668                  0          0                0         60              942          0                0          0
            78                  0         13            1,430         15            1,742          0                0          0
         56969                  0          0                0        124              311          0              319          0



            82                  0         39              464        142              488          0                0          0
            86              1,188         15            1,162          7            1,478          0                0          0
         57343                  0         40              500         64              581         16              700          0
         58326                  0         64              465         23              585          1              750          0
            92              1,107          8            1,381          0                0          0                0          0
            93              1,189         22            1,183          0                0          0                0          0
            94                  0         12              350         76              400         38              450          0
         59948                  0          0                0          0                0          0                0          0
            96              1,029          6            1,159          4              677          0                0          0

Seq #   Loan #   Avg. 4-BR Rent   No. Units greater than 4-BR   Greater than 4-BR avg. rent
-----   ------   --------------   ---------------------------   ---------------------------
         58795                0                             0                             0
         56606            1,609                             0                             0
         57715                0                             0                             0
            10                0                             0                             0
         59295                0                             0                             0
            12                0                             0                             0
            13                0                             0                             0
            16                0                             0                             0
            24                0                             0                             0
         58779            1,029                             0                             0
            25                0                             0                             0
            31                0                             0                             0
            32                0                             0                             0
            42                0                             0                             0

         59499                0                             0                             0
            44                0                             0                             0
            46                0                             0                             0
         60543                0                             0                             0
         49375                0                             0                             0
            60                0                             0                             0
         49371                0                             0                             0
         59946                0                             0                             0
            65              820                             0                             0

            72                0                             0                             0
         59668                0                             0                             0
            78                0                             0                             0
         56969                0                             0                             0



            82                0                             0                             0
            86                0                             0                             0
         57343                0                             0                             0
         58326                0                             0                             0
            92                0                             0                             0
            93                0                             0                             0
            94                0                             0                             0
         59948                0                             0                             0
            96                0                             0                             0

Seq #   Loan #   No. Units Vacant due to Renovation or Model or Rental Office   Occupancy per RR   Occupancy Date
-----   ------   ------------------------------------------------------------   ----------------   --------------
         58795                                          3 (2 models, 1 admin)               96.1   05/08/07
         56606                                                                             100.0   04/17/07
         57715                                                                              93.0   06/19/07
            10                                                                              93.1   06/22/07
         59295                                                                              96.6   06/18/07
            12                                                              1               91.2   08/01/07
            13                                                                              94.3   06/22/07
            16                                                                              93.6   06/22/07
            24                                                                              92.3   03/31/07
         58779                                                                              98.4   07/30/07
            25                                                                              95.3   06/22/07
            31                                                                              88.2   07/25/07
            32                                                                              96.5   03/01/07
            42                                                                              85.6   04/01/07

         59499                                                                              98.3   07/25/07
            44                                                              2               91.7   07/26/07
            46                                                                              99.3   03/27/07
         60543                                                                              85.0   08/01/07
         49375                                             2 (employee units)               92.8   07/23/07
            60                                                              1               82.9   04/25/07
         49371                                              1 (employee unit)               91.2   05/21/07
         59946                                                                              68.4   07/03/07
            65                                                                              97.9   04/27/07

            72                                                              1               80.0   09/01/07
         59668                                                                              98.3   06/04/07
            78                                                                             100.0   04/16/07
         56969                                                                              92.7   04/30/07



            82                                                                              93.3   04/30/07
            86                                                                             100.0   05/01/07
         57343                                             2 (employee units)               95.8   05/30/07
         58326                                                                             100.0   07/09/07
            92                                                                              93.8   05/01/07
            93                                                                              95.8   05/01/07
            94                                                                              92.8   05/23/07
         59948                                                                              83.0   06/19/07
            96                                                                             100.0   05/01/07

Seq #   Loan #   Utilities Tenant Pays         Elevator Present
-----   ------   ---------------------------   ----------------
         58795   Electric, Water, Sewer        No
         56606                                 No
         57715   Electric, Gas, Water, Sewer   NAP
            10   Electric, Gas, Water, Sewer   No
         59295                                 No
            12                                 No
            13   Electric, Gas, Water, Sewer   No
            16   None                          No
            24                                 No
         58779   None
            25   Electric, Water, Sewer        No
            31   Electric, Gas, Water, Sewer   No
            32   Electric, Water, Sewer        No
            42                                 No

         59499   Electric, Water               No
            44   Electric, Gas                 No
            46   Electric, Water, Sewer        No
         60543
         49375   Water                         No
            60                                 No
         49371                                 No
         59946   Electric, Gas, Sewer, Water   NAP
            65                                 No

            72                                 Yes
         59668
            78   Electric, Gas, Water, Sewer   Yes
         56969   Water                         No



            82                                 No
            86   Electric, Gas                 Yes
         57343   Electric, Water, Sewer        No
         58326   Electric, Water               No
            92                                 No
            93   Electric, Gas                 Yes
            94                                 No
         59948   Electric, Gas, Sewer, Water   NAP
            96   Electric, Gas                 No

Seq #   Loan #   Sponsor
-----   ------   ---------------------------------------------------------------
         58795   HGGP Capital II, LLC
         56606   Glenn A. Turek
         57715   Edward C. Zeman
            10   Paul E. Mashni
         59295   RealSource Equity Services
            12   Donald G. Behunin, Sequoia Real Estate Holdings, L.P.
            13   Paul E. Mashni
            16   Paul E. Mashni
            24   Charles S. Leyendecker
         58779   James Miller, Greg Apel, Greg Yates
            25   Paul E. Mashni
            31   Charles S. Leyendecker
            32   Vasiliki Apostolopoulos
            42   The Gregory A. Fowler Living Trust u/t/a dated April 27, 1995,
                 MKD Investments, L.P.
         59499   Mark Caller, Pinny Loketch
            44   Gregory Maidman, Mitchel Maidman
            46   Charles S. Leyendecker
         60543   Ross H. Patrich
         49375   Alan E. Ferris, Madeleine S. Ferris
            60   James B. Vaughn, Justin M. Vaughn, Thomas C. McKee
         49371   Alan Ferris
         59946   Edward C. Zeman
            65   The Gregory A. Fowler Living Trust u/t/a/ dated April 27, 1995,
                 MKD Investments, L.P.
            72   Jaren Nielson, Fred Cooper, Mark Wilson
         59668   Edward R. Feinberg
            78   Jeffrey Roche
         56969   John Paul Micek, Joseph G. Ranalli, Daniel L. McCluskey,
                 Pamela Adams, Phillip A. Henry, Li Cai, Conrad Jay Schaap,
                 Mildred Reona Schaap, David Kauffman, Kenneth K. Ebel,
                 Scott Wright
            82   George Klein
            86   Gregory Maidman, Mitchel Maidman
         57343   Anthony Tarantino
         58326   Philip W. Stewart
            92   Mitchel Maidman, Gregory Maidman
            93   Gregory Maidman, Mitchel Maidman
            94   Frederick M. Brown, Jr.
         59948   Edward C. Zeman
            96   Gregory Maidman, Mitchel Maidman

                                               Only Needed for Cooperative Properties

                 *Can be footnoted instead of in columns
Seq #   Loan #   No. Sponsor Owned Units that are Rented or Available for Rent   Avg. Rent by BR for Rented Sponsor Units
-----   ------   -------------------------------------------------------------   ----------------------------------------
         58795
         56606
         57715
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42

         59499
            44
            46
         60543
         49375
            60
         49371
         59946
            65

            72
         59668
            78
         56969



            82
            86
         57343
         58326
            92
            93
            94
         59948
            96




Seq #   Loan #   No. of Owner Occupied or Vacant Units Not Available for Rent
-----   ------   ------------------------------------------------------------
         58795
         56606
         57715
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42

         59499
            44
            46
         60543
         49375
            60
         49371
         59946
            65

            72
         59668
            78
         56969



            82
            86
         57343
         58326
            92
            93
            94
         59948
            96

                                          Only Needed for Manufactured Housing Pad Sites

                 *Can be footnoted instead of in columns
Seq #   Loan #   No. Manufactured Housing Pads  Avg. Rent / Pad  Total Gross Income of Park  Total Gross Income of Just MH Pad Sites
-----   ------   -----------------------------  ---------------  --------------------------  ---------------------------------------
         58795
         56606
         57715                             933              301                3,362,095.00                             3,310,975.00
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42

         59499
            44
            46
         60543                             319              143                  888,245.00                               847,486.00
         49375
            60
         49371
         59946                             329              315                  879,480.00                               853,039.00
            65

            72
         59668
            78
         56969



            82
            86
         57343
         58326
            92
            93
            94
         59948                              94              410                  348,998.00                               345,874.00
            96

                        Only Needed for Multifamily Properties with Retail or Commercial Space

Seq #   Loan #   Total Gross Income From All Sources   Total Gross Income for Retail and Commercial Uses Only
-----   ------   -----------------------------------   ------------------------------------------------------
         58795
         56606                          3,877,524.00                                               202,337.00
         57715
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42                          1,635,014.00                                                39,240.00

         59499
            44
            46
         60543
         49375
            60
         49371
         59946
            65

            72
         59668
            78
         56969



            82
            86
         57343
         58326
            92                            318,537.00                                                94,206.00
            93
            94
         59948
            96

******Campus Park is Student Housing - with 61 six bedroom units

******202 East 21st Street current DSCR is based on an inflated expenses. There were one time capital items and non-operating expenses improperly allocated to the property as overhead fees. UW DSCR reflects the adjustment to expenses and current in-place rents

******309 West 43rd Street current DSCR is based on a inflated expenses. There were one time capital items and salaries and non-operating expenses improperly allocated to the property as overhead fees. UW DSCR reflects the adjustment to expenses and current in-place rents.

******Autumn Creek current DSCR is based on a previous owner operating the property below its capacity. New owner owns multiple multi families and will be able to bring expenses back in line with comparables.

******322-326 East 82nd Street the primary difference between the current "Rents in-place" and UW is that the 11 units were occupied (1st floor) and vacated for the duplex conversion. At closing, lender held a seasoning reserve of $2 Million which gets released upon a 1.20x DSCR.